Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO THE PURCHASE AGREEMENT

AMENDMENT No. 4 (this “Amendment”), dated as of August [_], 2009, to the Purchase Agreement, dated as of May 3, 2009 (as amended from time to time, the “Purchase Agreement”), among Milacron Inc., a Delaware corporation, Milacron Plastics Technologies Group Inc., a Delaware corporation, D-M-E Company, a Delaware corporation, Cimcool Industrial Products Inc., a Delaware corporation, Milacron Marketing Company, an Ohio corporation, Milacron Canada Ltd., an Ontario corporation, Milacron Capital Holdings B.V., a Dutch corporation (collectively, the “Sellers” or the “Debtors”), and Milacron LLC (f/k/a MI 363 Bid LLC), a Delaware limited liability company (the “Purchaser”).  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

WHEREAS, the Sellers and the Purchaser entered into the Purchase Agreement pursuant to which the Sellers agreed to sell, and the Purchaser agreed to purchase, the Purchased Assets, upon the terms and subject to the conditions set forth therein;

WHEREAS, the Sellers and the Purchaser agreed to amend the Purchase Agreement pursuant to Amendment No. 1 to the Purchase Agreement, dated June 5, 2009;

WHEREAS, the Sellers and the Purchaser agreed to amend the Purchase Agreement pursuant to Amendment No. 2 to the Purchase Agreement, dated June 25, 2009;

WHEREAS, the Sellers and the Purchaser agreed to amend the Purchase Agreement pursuant to Amendment No. 3 to the Purchase Agreement, dated July 27, 2009; and

WHEREAS, the parties hereto desire to further amend the Purchase Agreement as set forth in this Amendment in accordance with Section 11.08 thereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

Section 1.

Amendment to Section 1.01.

(a)

The following definition of “Assumed Intercompany Obligations” is hereby added:

“Assumed Intercompany Obligations” means those obligations of the Sellers specifically set forth in Section 1.01(a) of the Sellers’ Disclosure Schedule”.

(b)

The term “European Subsidiaries” shall refer to Milacron B.V. and Milacron Investments B.V.

(c)

The definition of “DIP Note Purchase Agreement” is hereby amended by deleting the phrase “on or about April 29, 2009” and replacing it with “as of May 12, 2009”.

(d)

The definition of “DIP Term Loan Credit Agreement” is hereby amended by deleting “March 10, 2009” and replacing it with “March 11, 2009, as amended,”.

(e)

The definition of “Intercompany Loans” is hereby amended to insert the following words immediately before the period at the end of such definition: “or any other Seller”.

Section 2.

Amendment to Section 2.01(a).

(a)

The last paragraph of subsection (a) is hereby amended to delete the words “European Subsidiaries (the “European Shares”)” immediately before the period in the last line thereof and replace them with the following:

“Milacron Investments B.V.  Immediately thereafter, MCH B.V. shall sell, assign, transfer, convey and deliver, or cause to be sold, assigned, transferred, conveyed and delivered, to Milacron Investments B.V., as the Purchaser’s designated Affiliate, free and clear of all Liens, claims and encumbrances of any nature whatsoever other than Permitted Encumbrances and Assumed Liabilities, and Milacron Investments B.V., as the Purchaser’s designated Affiliate, shall purchase and acquire from MCH B.V., all of such MCH B.V.’s right, title and interest, as of the Closing Date, in and to all of the issued and outstanding shares of capital stock of Milacron B.V. (together with the issued and outstanding shares of capital stock of Milacron Investments B.V., the “European Shares”).”

Section 3.

Amendment to Section 2.02(a).

(a)

Section 2.02(a)(iv) is hereby amended to add the words “and the Assumed Intercompany Obligations” immediately before the semicolon appearing at the end of subsection (iv).

Section 4.

Amendment to Section 2.04.  Section 2.04(h) is hereby amended to delete the period at the end of subsection (h) and replace it with the words “; plus”, and the following is hereby added as a new subsection (i):

“(i)

in the case of the Canadian Purchaser, the delivery of 3,712,764 of Senior Secured Notes to Milacron Canada.”

Section 5.

Amendment to Section 2.07.  Section 2.07 is hereby amended to delete the words “August 7, 2009” in the fifth line thereof and to replace them with “August 21, 2009”.

Section 6.

Amendment to Section 2.08.

(a)

Subsection (h) is hereby amended by deleting the period at the end of subsection and adding the following “or a certificate from each applicable Seller in form reasonably satisfactory to the Purchaser confirming that (1) as of the Closing Date, Sellers reasonably believe that no such consents are required and (2) after the Closing Date, the Sellers will cooperate with the Purchaser to obtain any such consents that Purchaser determines to be required that were not delivered at the Closing.

(b)

Subsection (i) is hereby amended to delete the parenthetical at the end of the sentence in its entirety, and insert in its place “or waived by the Purchaser; provided that, solely for the purposes of this Section 2.08(i), such waivers may be in writing or oral, and provided that all such waivers shall require the Sellers to meet the continuing obligations of the Sellers under Section 8.03 of this Agreement in regards to such waived items.”

(c)

Subsection (m) is hereby deleted in its entirety and replaced with the word “[Reserved]”.

Section 7.

Amendment to Section 5.08.  Section 5.08 is hereby amended to delete the second sentence and to replace it in its entirety with the following:

“Without limiting the generality of the foregoing: (a) each of the Sellers shall use its commercially reasonable efforts to, and to cause its accountants, attorneys, advisors, employees and other Representatives to, cooperate with the Purchaser in order to consummate and make effective the Transactions, including with respect to (i) the provision of all information necessary to enable the Purchaser and the Canadian Purchaser to make the offers to employees described in Section 6.01(a), (ii) any resolution reached with M.N. Patel in connection with Ferromatik Milacron India Limited, (iii) the transfer of the Shares of any Transferred Subsidiary to the Purchaser or a designated Affiliate thereof and the satisfaction of any local requirements (including any necessary local filings, authorizations or documentation) relating thereto and (iv) the resolution of any actions of the Pension Benefit Guaranty Corporation against any Seller or Transferred Subsidiary, provided that any such action is consistent with the fiduciary obligations imposed upon any Seller or Transferred Subsidiary by ERISA; and (b) the Purchaser shall use its commercially reasonable efforts to cooperate with the Sellers in negotiating, documenting and entering into guaranties in replacement of the Uniloy Guarantees after the Closing.”

Section 8.

Amendment to Section 5.10.  Subsection (d) is hereby deleted in its entirety and replaced with the word “[Reserved]”.

Section 9.

Amendment to Section 5.16.  Subsection (c) is hereby amended to insert, directly after the term “Business”, and immediately before the comma in the sixth line thereof, “(including any Shares of any Transferred Subsidiary)”.

Section 10.  Amendment to Section 5.22.  Section 5.22 is hereby deleted in its entirety and replaced with the word “[Reserved]”.

Section 11.  Addition of Section 8.03.  The following is added as a new Section 8.03:

Section 8.03. Continuing Obligations.  In the event that, notwithstanding the failure of any of the conditions set forth in Section 8.02 to be satisfied, the Purchaser agrees to consummate the Transactions, the Sellers shall cooperate with the Purchaser and work in good faith following the Closing Date to satisfy any outstanding conditions as promptly as practicable.  Notwithstanding anything to the contrary set forth herein, the

Sellers obligations pursuant to Section 2.08(h), Section 5.08 and this Section 8.03 shall survive the Closing until the obligations described therein are satisfied in full.

Section 12.

Amendment to Section 1.01(a) of the Sellers’ Disclosure Schedule.  Section 1.01(a) of the Sellers’ Disclosure Schedule is hereby added to the Sellers’ Disclosure Schedule, in form and substance attached hereto as Exhibit A.

Section 13.

Amendment to Section 2.01(a)(xxvi) of the Sellers’ Disclosure

Schedule.  Section 2.01(a)(xxvi) of the Sellers’ Disclosure Schedule is hereby amended to add “All issued and outstanding Shares of capital stock or other equity interests in the following” directly before the word “Affiliates” and to delete the words “The Factory Power Co.”

Section 14.

Amendment to Section 2.01(b)(vii) of the Sellers’ Disclosure

Schedule.  Section 2.01(b)(vii) of the Sellers’ Disclosure Schedule (as amended by Amendment No. 1) is hereby amended:

(a)

to add the following as additional Excluded Contracts:

(i)

Settlement Agreement, dated September 8, 2006, between Timothy and Beth Shields and D-M-E Company.

(ii)

Record Management and Service Agreement, dated November 1, 2000, between Iron Mountain and D-M-E Company.

(iii)

Settlement Agreement, dated June 19, 1992, among Morton International Inc. and Cincinnati Milacron Inc. and Cincinnati Milacron Assurance Ltd.

(iv)

Exchange Agent Agreement, dated May 15, 2007, between Mellon Investor Services and Milacron Inc.

(v)

Transfer Agency Agreement, dated April 1, 2006, between Mellon Investor Services and Milacron Inc.

(vi)

Offer Letter, dated November 17, 2008, between David E. Lawrence and Milacron Inc.

(b)

 to add the following as an Other Excluded Asset: “All issued and outstanding shares of capital stock or other equity interests in The Factory Power Co.”

(c)

to delete “Milacron Investments B.V.” from the list of Other Excluded Assets.

Section 15.  Amendment to Section 2.02(a)(vii) of the Sellers’ Disclosure

Schedule.  Section 2.02(a)(vii) of the Sellers’ Disclosure Schedule (as amended by Amendment No. 1) is hereby deleted and replaced in its entirety with Exhibit B attached hereto.

Section 16.

Entire Agreement.  The Purchase Agreement (as amended by this Amendment) and the Ancillary Agreements constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, among the Sellers and the Purchaser with respect to the subject matter hereof and thereof.

Section 17.

Severability.  If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated by the Purchase Agreement (as amended by this Amendment) is not affected in any manner materially adverse to either party hereto.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify the Purchase Agreement (as amended by this Amendment) so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by the Purchase Agreement (as amended by this Amendment) are consummated as originally contemplated to the greatest extent possible.

Section 18.

Counterparts.  This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

Section 19.

Governing Law.  This Amendment shall be governed by, and construed in accordance with, the Laws of the State of New York and, to the extent applicable, the Bankruptcy Code and the CCAA.  The parties hereto agree that the Bankruptcy Courts shall be the exclusive forums for enforcement of this Amendment and (only for the limited purpose of such enforcement) submit to the jurisdiction thereof; provided, that if the U.S. Bankruptcy Court determines that it does not have subject matter jurisdiction over any action or proceeding arising out of or relating to this Amendment, then the Debtors and the Purchaser: (a) agree that all such actions or proceedings shall be heard and determined in a New York federal court sitting in The City of New York; (b) irrevocably submit to the jurisdiction of such court in any such action or proceeding; (c) consent that any such action or proceeding may be brought in such courts and waives any objection that such party may now or hereafter have to the venue or jurisdiction or that such action or proceeding was brought in an inconvenient court; and (d) agree that service of process in any such action or proceeding may be effected by providing a copy thereof by any of the methods of delivery permitted by the Purchase Agreement to such party at its address as provided in the Purchase Agreement (provided that nothing herein shall affect the right to effect service of process in any other manner permitted by Law).

Section 20.

  Full Force and Effect.  Except as amended hereby, the Purchase Agreement shall remain in full force and effect.

[Remainder of the page intentionally left blank]

IN WITNESS WHEREOF, the Sellers and the Purchaser have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

Milacron Inc.

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: President & CEO

Milacron Plastics Technologies Group Inc.

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: President

D-M-E Company

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: President

Cimcool Industrial Products Inc.

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: President

Milacron Marketing Company

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: President

Milacron Canada Ltd.

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: Director & Authorized Rep.

Milacron Capital Holdings B.V.

By:  /s/ David E. Lawrence

Name: David E. Lawrence

Title: Authorized Rep. & POA

Milacron LLC

By:   Milacron Holdings Inc., its Sole Member

/s/ Dennis H. Smith

Name: Dennis H. Smith
Title: President and CEO

Exhibit A

Assumed Intercompany Obligations

Purchasing Entity	Owing Seller	Entity to which Obligations is Owed	Assumed Intercompany Obligations* (US Dollars)
Milacron LLC	None	None	None
Milacron Canada Corp	Milacron Canada Ltd.	Cimcool Industrial Products Inc.	$7,102
	Milacron Canada Ltd.	D-M-E Company	$1,498,858
	Milacron Canada Ltd.	Milacron Marketing Inc.	$622,499
Milacron Investments B.V.	Milacron Capital Holdings B.V.	Milacron B.V.	$28,531,702
	Milacron Capital Holdings B.V.	Milacron Inc.	$70,876,457
Milacron Marketing LLC	Milacron Marketing Company	Ferromatik Milacron Machinenbau	$89,304
	Milacron Marketing Company	Cincinnat Milacron Trading (Shanghai) Co. Ltd.	$395,037
	Milacron Marketing Company	Milacron Equipamentos Plasticos	$385,202
	Milacron Marketing Company	Milacron-Mexicana Sales S.A. de C.V.	$63,706
	Milacron Marketing Company	Milacron UK Limited	$84,136
Cimcool Industrial Products LLC	Cimcool Industrial Products Inc.	Cimcool Europe B.V.	$1,128

Purchasing Entity	Owing Seller	Entity to which Obligations is Owed	Assumed Intercompany Obligations* (US Dollars)
Milacron Plastics Technologies Group LLC	Milacron Plastics Technologies Group Inc.	Milacron-Mexicana Services S.A. de C.V.	$10,422
	Milacron Plastics Technologies Group Inc.	Ferromatik Milacron India Limited	$140,289
	Milacron Plastics Technologies Group Inc.	Milacron-Mexicana Sales S.A. de C.V.	$40,121
	Milacron Plastics Technologies Group Inc.	Milacron Plastics Machinery (Jiangyin) Ltd	$90,311
	Milacron Plastics Technologies Group Inc.	Cincinnati Milacron Trading (Shanghai) Co. Ltd.	$36,318
	Milacron Plastics Technologies Group Inc.	Uniloy Milacron Germany GmbH	$28,182
	Milacron Plastics Technologies Group Inc.	Uniloy Milacron Italy SRL	$129,309
DME Company LLC	D-M-E Company	None	None

*For purposes of this schedule, it is assumed that the Purchaser, its designated Affiliate or a Transferred Subsidiary will acquire the Receivables corresponding to each the Assumed Intercompany Obligations set forth herein.  For the avoidance of doubt, at Closing, Milacron LLC will acquire as a Purchased Asset, and Milacron BV will continue to own, the Receivables related to the Intercompany Payables assumed by Milacron Investments BV as set forth above.

Exhibit B

Section 2.02(a)(vii)

Other Worker's Compensation Policies

Current Policies

1.

Workers Compensation Policy (Deductible), number TC2E-UB-393K3700-09 with The Travelers Indemnity Company of Connecticut, active from April 1, 2009 - April 1, 2010 (covering AL, AR, CA, CT, FL, GA, IL, IN, IA, KS, KY, MD, MI, MN, MS, MO, NH, NY, NC, PA, SC, TN, TX, VA).

2.

Workers Compensation Policy (Retrospective), number TC2H-UB-393K3712-09 with Travelers Property Casualty Company of America, active from April 1, 2009 - April 1, 2010 (covering AZ, MA, NJ, OK, OR, WI).

3.

Automobile Liability Policy (Master), number TC2JCAP393K3761TIL-09 with Travelers Property and Casualty Company of America, active from April 1, 2009 - April 1, 2010.

4.

Automobile Liability Policy (Canada), number TC2CAC234D0229 with St. Paul Fire and Marine Insurance Company, active from April 1, 2009 - April 1, 2010.

Prior Policies

5.

Workers Compensation Policy (includes non-Ohio Stop Gap), number TC2EUB393K3700-08, with St. Paul Travelers, active from April 1, 2008 - April 1, 2009 (covering AL, AR, CA, CO, CT, Fl, GA, IA, IL, IN, KY, KS, MD, MI, MN, MS, MO, NH, NY, NC, PA, RI, SC, TN, TX and VA).

6.

Workers Compensation Policy, number TRJUB393K3712-8, with St. Paul Travelers, active from April 1, 2008 - April 1, 2009 (covering MA, NJ, OK and WI).

7.

Automobile Liability Policy (Master), number TC21JCAP393K376ITI, with St. Paul Travelers, active from April 1, 2008 - April 1, 2009.

8.

Automobile Liability Policy (Canada), number TC2CAC234D0229, with St. Paul Travelers, active from April 1, 2008 - April 1, 2009.

********

9.

Workers Compensation Policy, number TC2EUB393K3700-07, with St. Paul Travelers, active from April 1, 2007 - April 1, 2008 (covering AL, AR, CA, CO, CT, Fl, GA, IA, IL, IN, KY, KS, MD, MI, MN, MS, MO, NH, NY, NC, PA, RI, SC, TN, TX and VA).

10.

Workers Compensation Policy, number TRJUB393K3712-07, with St. Paul Travelers, active from April 1, 2007 - April 1, 2008 (covering AZ, MA, NH, NJ, OK, WI and OR).

11.

Stop Gap Liability Policy (Non-OH employer liability), number TC2EUB393K3700-07, with St. Paul Travelers, active from April 1, 2007 - April 1, 2008.

12.

Automobile Liability Policy (Master), number TC2JCAP393K3761TIL07, with St. Paul Travelers, active from April 1, 2007 - April 1, 2008.

13.

Automobile Liability Policy (Canada), number 234D0229, with St. Paul Travelers, active from April 1, 2007 - April 1, 2008.

********

14.

Workers Compensation Policy, number TC2EUB393K3700-06, with St. Paul Travelers, active from April 1, 2006 - April 1, 2007 (covering AL, AR, CA, CO, CT, Fl, GA, IA, IL, IN, KY, KS, MD, MI, MN, MS, MO, NH, NY, NC, PA, RI, SC, TN, TX and VA).

15.

Workers Compensation Policy, number TRJUB393K3712-06, with St. Paul Travelers, active from April 1, 2006 - April 1, 2007 (covering AZ, MA, NH, NJ, OK, WI and OR)..

16.

Stop Gap Liability Policy (Non-OH employer liability), number TC2EUB393K3700-06, with St. Paul Travelers, active from April 1, 2006 - April 1, 2007.

17.

Automobile Liability Policy (Master), number TC2JCAP393K3761TIL06, with St. Paul Travelers, active from April 1, 2006 - April 1, 2007.

18.

Automobile Liability Policy (Canada), number 234D0229, with St. Paul Travelers, active from April 1, 2006 - April 1, 2007.

********

19.

Workers Compensation Policy, number EUB393K370005, with St. Paul Travelers, active from April 1, 2005 - April 1, 2006 (covering AL, AR, CA, CO, CT, Fl, GA, IA, IL, IN, KY, KS, MD, MI, MN, MS, MO, NH, NY, NC, PA, RI, SC, TN, TX and VA).

20.

Workers Compensation Policy, number JUB393K371205, with St. Paul Travelers, active from April 1, 2005 - April 1, 2006 (covering AZ, MA, NH, NJ, OK, WI and OR).

21.

Stop Gap Liability Policy (Non-OH employer liability), number EUB393K370005, with St. Paul Travelers, active from April 1, 2005 - April 1, 2006.

22.

Automobile Liability Policy (Master), number CAP393K3761, with St. Paul Travelers, active from April 1, 2005 - April 1, 2006.

23.

Automobile Liability Policy (Canada), number 234D0229, with St. Paul Travelers, active from April 1, 2005 - April 1, 2006.

********

24.

Workers Compensation & Employers Liability Policy (Statutory), number WC249197338, with Transportation Insurance Company, active April 1, 2004 - April 1, 2005.

25.

Workers Compensation & Employers Liability Policy (Deductible, except CA), number WC249197341, with Continental Casualty Company, active April 1, 2004 - April 1, 2005.

26.

Workers Compensation & Employers Liability Policy (CA only), number WC251907002, with Continental Casualty Company, active April 1, 2004 - April 1, 2005.

27.

General Liability Policy (including Stop Gap Liability), number GL249197355, with Continental Casualty Company, active April 1, 2004 - April 1, 2005.

28.

Automobile Liability Policy, number BUA249197369, with Continental Casualty Company, active April 1, 2004 - April 1, 2005.

29.

Automobile Liability  Policy (Canada), number CAE249197372, with Continental Casualty Company, active April 1, 2004 - April 1, 2005.

********

30.

Workers Compensation & Employers Liability Policy (Statutory), number WC249197338, with Transportation Insurance Company, active April 1, 2003 - April 1, 2004.

31.

Workers Compensation & Employers Liability Policy (Deductible, except CA), number WC249197341, with Continental Casualty Company, active April 1, 2003 - April 1, 2004.

32.

Workers Compensation & Employers Liability Policy (Deductible - CA only), number WC251907002, with Continental Casualty Company, active April 1, 2003 - April 1, 2004.

33.

General Liability Policy (Including Stop Gap Liability), number GL249197355, with Continental Casualty Company, active April 1, 2003 - April 1, 2004.

34.

Automobile Liability  Policy, number BUA249197369, with Continental Casualty Company, active April 1, 2003 - April 1, 2004.

35.

Automobile Liability Policy (Canada), number CAE249197372, with Continental Casualty Company, active April 1, 2003 - April 1, 2004.

********

36.

Workers Compensation & Employers Liability Policy (Statutory), number WC249197338, with Transportation Insurance Company, active April 1, 2002 - April 1, 2003.

37.

Workers Compensation & Employers Liability Policy (Deductible), number WC249197341, with Continental Casualty Company, active April 1, 2002 - April 1, 2003.

38.

General Liability Policy (including Stop Gap Liability), number GL249197355, with Continental Casualty Company, active April 1, 2002 - April 1, 2003.

39.

Automobile Liability Policy, number BUA249197369, with Continental Casualty Company, active April 1, 2002 - April 1, 2003.

40.

Automobile Liability Policy (Canada), number CAE249197372, with Continental Casualty Company, active April 1, 2002 - April 1, 2003.

********

41.

Workers Compensation & Employers Liability Policy (Statutory), number WC195962964, with Transportation Insurance Company, active from April 1, 2001 - April 1, 2002.

42.

Workers Compensation & Employers Liability Policy (Deductible), number WC195962981, with Continental Casualty Company, active from April 1, 2001 - April 1, 2002.

43.

Stop Gap Liability Policy (Except Canada and Puerto Rico), number GL195963001, with Transportation Insurance Company, active from April 1, 2001 - April 1, 2002.

44.

Automobile Liability Policy (All states except TX), number BUA195963029, with Continental Casualty Company, active from April 1, 2001 - April 1, 2002.

45.

Automobile Liability Policy (Texas), number BUA195963046, with Continental Casualty Company, active from April 1, 2001 - April 1, 2002.

46.

Automobile Liability Policy (Canada), number BUA 195963077, with Continental Casualty Company, active from April 1, 2001 - April 1, 2002.

********

47.

Workers Compensation & Employers Liability Policy (Statutory), number WC195962964, with Transportation Insurance Company, active from April 1, 2000 - April 1, 2001.

48.

Workers Compensation & Employers Liability Policy (Deductible), number WC195962981, with Continental Casualty Company, active from April 1, 2000 - April 1, 2001.

49.

Stop Gap Liability Policy (Except Canada and Puerto Rico), number GL195963001, with Transportation Insurance Company, active from April 1, 2000 - April 1, 2001.

50.

Automobile Liability Policy (All states except TX), number BUA195963029, with Continental Casualty Company, active from April 1, 2000 - April 1, 2001.

51.

Automobile Liability Policy (Texas), number BUA195963046, with Continental Casualty Company, active from April 1, 2000 - April 1, 2001.

52.

Automobile Liability Policy (Canada), number BUA195963077, with Continental Casualty Company, active from April 1, 2000 - April 1, 2001.

********

53.

Workers Compensation & Employers Liability Policy (Statutory), number WC195962964, with Transportation Insurance Company, active from April 1, 1999 - April 1, 2000.

54.

Workers Compensation & Employers Liability Policy (Deductible), number WC195962981, with Continental Casualty Company, active from April 1, 1999 - April 1, 2000.

55.

Stop Gap Liability Policy (Except Canada and Puerto Rico), number GL195963001, with Transportation Insurance Company, active from April 1, 1999 - April 1, 2000.

56.

Automobile Liability Policy (All states except TX), number BUA195963029, with Continental Casualty Company, active from April 1, 1999 - April 1, 2000.

57.

Automobile Liability Policy (Texas), number BUA195963046, with Continental Casualty Company, active from April 1, 1999 - April 1, 2000.

58.

Automobile Liability Policy (Canada), number BUA195963077, with Continental Casualty Company, active from April 1, 1999 - April 1, 2000.

********

59.

Workers Compensation Policy (Rating), number WC187428483, with Transportation Insurance Company, active from April 1, 1998 - April 1, 1999.

60.

Workers Compensation Policy (Deductible), number WC187428502, with Continental Casualty Company, active from April 1, 1998 - April 1, 1999.

61.

Stop Gap Liability Policy (Except Canada and Puerto Rico), number GL187428533, with Transportation Insurance Company, active from April 1, 1998 - April 1, 1999.

62.

Automobile Liability Policy (All states except TX), number BUA187428550, with Continental Casualty Company, active from April 1, 1998 - April 1, 1999.

63.

Automobile Liability Policy (Texas), number BUA187428578, with Continental Casualty Company, active from April 1, 1998 - April 1, 1999.

64.

Automobile Liability Policy (Canada), number CAE7428595, with Continental Casualty Company, active from April 1, 1998 - April 1, 1999.

********

65.

Workers Compensation & Employers Liability Policy (Statutory), number WC161776748, with Transportation Insurance Company, active from April 1, 1997 - April 1, 1998.

66.

Workers Compensation & Employers Liability Policy (Deductible), number WC161776751, with Continental Casualty Company, active from April 1, 1997 - April 1, 1998.

67.

Stop Gap Liability Policy (Except Canada and Puerto Rico), number GL161776765, with Transportation Insurance Company, active from April 1, 1997 - April 1, 1998.

68.

Automobile Liability & Physical Damage Policy (All states except TX), number BUA161776779, with Continental Casualty Company, active from April 1, 1997 - April 1, 1998.

69.

Automobile Liability & Physical Damage Policy (Texas), number BUA161776782, with Continental Casualty Company, active from April 1, 1997 - April 1, 1998.

70.

Automobile Liability & Physical Damage Policy (Canada), number CAE1776832, with Continental Casualty Company, active from April 1, 1997 - April 1, 1998.

********

71.

Workers Compensation Policy (Rating), number WC157346316, with Transportation Insurance Company, active from April 1, 1996 - April 1, 1997.

72.

Stop Gap Liability Policy, number GL157346235, with Transportation Insurance Company, active from April 1, 1996 - April 1, 1997.

73.

Workers Compensation Policy (Deductible), number WC157346302, with Continental Casualty Company, active from April 1, 1996 - April 1, 1997.

74.

Automobile Liability & Physical Damage Policy (All states except TX), number BUA157346266, with Continental Casualty Company, active from April 1, 1996 - April 1, 1997.

75.

Automobile Liability & Physical Damage Policy (TX), number________________, with Continental Casualty Company, active from April 1, 1996 - April 1, 1997.

76.

Automobile Liability & Physical Damage Policy (Canada), number________________, with Continental Casualty Company, active from April 1, 1996 - April 1, 1997.

********

77.

Workers Compensation & Employers Liability Policy (Statutory), number WC502521719, with Transportation Insurance Company, active from April 1, 1995 - April 1, 1996.

78.

Workers Compensation & Employers Liability Policy (Deductible), number WC902521717, with Continental Casualty Company, active from April 1, 1995 - April 1, 1996.

79.

Stop Gap Liability Policy (Except Canada and Puerto Rico), number GL702521721, with Transportation Insurance Company, active from April 1, 1995 - April 1, 1996.

80.

Automobile Liability Policy (Canada), number BUA202521729, with Continental Casualty Company, active from April 1, 1995 - April 1, 1996.

81.

Automobile Liability Policy (All states except TX), number BUA502521722, with Continental Casualty Company, active from April 1, 1995 - April 1, 1996.

82.

Automobile Liability Policy (Texas), number BUA402521728, with Continental Casualty Company, active from April 1, 1995 - April 1, 1996.

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83.

Workers Compensation Policy (Deductible), number WC902518381, with Continental Casualty Company, active from April 1, 1994 - April 1, 1995.

84.

Workers Compensation Policy (Retro), number WC702518382, with Transportation Insurance Company, active from April 1, 1994 - April 1, 1995.

85.

Automobile Liability Policy (All states except TX), number BUA502518383, with Continental Casualty Company, active from April 1, 1994 - April 1, 1995.

86.

Automobile Liability Policy (Texas), number BUA302518384, with Continental Casualty Company, active from April 1, 1994 - April 1, 1995.

87.

Stop Gap Liability Policy, number GL102518385, with Transportation Insurance Company, active from April 1, 1994 - April 1, 1995.

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88.

Workers Compensation policy numbers:  844G1874-93; 844G1850-93; 844G1862-93; 844G226-8-93; 844G5049-93; and 844G2207-93 , with Travelers Insurance Company, active from April 1, 1993  - April 1, 1994.

89.

Automobile Liability policy numbers:  844G2232-93; 844G2281; 844G2219; and 844G2220, with Travelers Insurance Company, active from April 1, 1993  - April 1, 1994.

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90.

Workers Compensation policy numbers:  844G186-2-92; 844G187-4-92; 844G185-0-92; 844G226-8-92; 844G220-7-92; and 844G504-9-92, with Travelers Insurance Company, active from April 1, 1992  - April 1, 1993.

91.

Automobile Liability policy numbers: 844G2220; 844G2219; 844G2232; and 844G2281, with Travelers Insurance Company, active from April 1, 1992 - April 1, 1993.

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92.

Workers Compensation policy numbers:  844G187-4-91; 844G185-0-91; 844G186-2-91; 844G226-8-91; and 844G220-7-91, with Travelers Insurance Company, active from April 1, 1991 - April 1, 1992.

93.

Automobile Liability policy numbers:  844G2219; 844G2220; 844G2281; 844G2232; 844G2244; 844G2256; and 844G227A, with Travelers Insurance Company, active from April 1, 1991 - April 1, 1992.